ONcore Premier (sold on or after October 1, 2012)

ONcore Value (sold on or after October 1, 2012)

ONcore Xtra (sold on or after October 1, 2012)

ONcore Select

The Ohio National Life Insurance Company

Ohio National Variable Account A

Supplement dated November 6, 2020

to the Prospectuses dated April 29, 2020

The following supplements and amends the prospectuses dated April 29, 2020, as may be previously supplemented. Please read this supplement in conjunction with your prospectus and retain it for future reference. Capitalized terms used herein have the same definitions as in your prospectus.

The following portfolios of Ohio National Fund, Inc. will be merging effective on or about December 4, 2020, or on such later date as may be deemed necessary in the judgment of the Board of the Directors of Ohio National Fund, Inc. (the "Merger"). Contract Value that you have allocated to the target portfolio immediately prior to the Merger will be allocated to the survivor portfolio. Any future allocation, dollar cost averaging or rebalancing instructions on your contract that are impacted will be updated automatically.

Target Portfolio	Survivor Portfolio
ON Conservative Model Portfolio	ON Moderately Conservative Model Portfolio

You may change investment allocations at any time by contacting customer service at 888.925.6446.

Available Funds

Effective December 4, 2020: (1) the ON Conservative Model Portfolio is no longer an Available Fund; and (2) the following supplements "Available Funds" in the prospectus.

Available Funds

The following is an additional available fund:

Fund	Investment Adviser (Subadviser)
Ohio National Fund, Inc.
ON Federated Core Plus Bond Portfolio	Ohio National Investments, Inc. (Federated Investment Management Company)

Investment Restrictions for Certain Optional Riders

If you have any Income Opportunity GLWB or Combo Death Benefit rider, the ON Federated Core Plus Bond Portfolio will be added as an available investment option in Category 1.